UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 SCHEDULE 14A

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Soliciting Material Pursuant to § 240.14a-12

HIGHLANDS BANKSHARES, INC.

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HIGHLANDS BANKSHARES, INC.

340 West Main Street

Abingdon, Virginia 24210

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on May 14, 2008

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Highlands Bankshares, Inc. (the “Corporation”) will be held at the Southwest Virginia Higher Education Center ballroom on the campus of Virginia Highlands Community College, One Partnership Circle, Abingdon, Virginia on May 14, 2008 at 7:00 p.m., for the following purposes:

(1)	To elect nine Directors for a term of one year or until their respective successors are elected and qualify; and

(2)	To transact such other business as may properly come before the meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

The Board of Directors has fixed the close of business on March 12, 2008 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Robert M. Little, Jr.
Secretary

Abingdon, Virginia

April 7, 2008

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

HIGHLANDS BANKSHARES, INC.

________________

PROXY STATEMENT

_________________

ANNUAL MEETING OF SHAREHOLDERS

May 14, 2008

GENERAL INFORMATION

This Proxy Statement is furnished to holders of common stock, $0.625 par value per share (“Common Stock”), of Highlands Bankshares, Inc. (the “Corporation”), in connection with the solicitation of proxies by the Board of Directors of the Corporation to be used at the Annual Meeting of Shareholders to be held on May 14, 2008 at 7:00 p.m. at the Southwest Virginia Higher Education Center ballroom on the campus of Virginia Highlands Community College, One Partnership Circle, Abingdon, Virginia and any adjournment thereof (the “Annual Meeting”).

The principal executive offices of the Corporation are located at 340 West Main Street, Abingdon, Virginia. The approximate date on which this Proxy Statement, the accompanying proxy card and the Annual Report to Shareholders (which is not part of the Corporation’s soliciting materials) are being mailed to the Corporation’s shareholders is April 7, 2008.

Voting and Revocability of Proxy

The proxy solicited hereby, if properly signed and returned to the Corporation and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no contrary instructions are given, each proxy received will be voted “for” the proposals described herein. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of the Corporation (Robert M. Little, Jr., Secretary, Highlands Bankshares, Inc., 340 West Main Street, Abingdon, Virginia 24210); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

Persons Making the Solicitations

The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and regular employees of the Corporation may solicit proxies in person or by telephone.

Voting Securities

Only shareholders of record at the close of business on March 12, 2008 (the “Record Date”) will be entitled to vote at the Annual Meeting. On the Record Date, there were 5,053,482 shares of Common Stock of the Corporation issued and outstanding and 1,457 record holders. Each share of Common Stock is entitled to one vote at the Annual Meeting. The Corporation had no other class of voting securities outstanding at the Record Date.

In the election of Directors, those nominees receiving the greatest number of votes will be elected even if they do not receive a majority. Votes withheld and broker non-votes will not be considered a vote for, or a vote against, a Director.

ELECTION OF DIRECTORS

The Nominees

Nine Directors are to be elected at the Annual Meeting to serve until the next Annual Meeting, and until the election and qualification of their respective successors.

The following table sets forth the names, ages and business experience of nominees for election to the Board of Directors as well as the year that each was first elected to the Board of Directors of the Corporation or previously to the Board of Directors of Highlands Union Bank (the “Bank”), the predecessor to and now a wholly owned subsidiary of the Corporation. Unless otherwise indicated, the business experience shown for each nominee has extended five or more years.

NAME AND AGE AND YEAR BECAME DIRECTOR	PRINCIPAL OCCUPATION	NAME AND AGE AND YEAR BECAME DIRECTOR	PRINCIPAL OCCUPATION

William E. Chaffin Age 58 Director since 1991	Technologist	E. Craig Kendrick Age 56 Director since 2000	Attorney in private practice

Clydes B. Kiser Age 70 Director since 1988	President of Kiser Furniture, a furniture retailer	J. Carter Lambert Age 82 Director since 1983	Private Investor

James D. Moore, Jr. Age 62 Director since 1983	Physician	James D. Morefield Age 58 Director since 1983	Attorney in private practice

Charles P. Olinger Age 58 Director since 1988	Certified Public Accountant in private practice	William J. Singleton Age 82 Director since 1991	Private Investor

H. Ramsey White Jr. Age 62 Director since 1983	Retired dentist / businessman in private business

James D. Morefield is the Chairman of the Board of Directors, and James D. Moore, Jr. is President of the Corporation. Both individuals are considered “officers” of the Corporation pursuant to the Corporation’s Bylaws, but not “executive officers”. Neither individual participates in the management of the daily operations of the Corporation or the Bank.

Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed above. Proxies distributed in conjunction herewith may not be voted for persons other than the nominees listed above. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board of Directors. All of the nominees listed above have consented to be nominated and to serve if elected and, at this time, the Board of Directors knows no reason why any of the nominees listed above may not be able to serve as a Director if elected. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE ELECTED AS DIRECTORS.

Executive Officers Who Are Not Directors

Samuel L. Neese (Age 57) was appointed Executive Vice President and Chief Executive Officer of the Corporation in 1995 and Executive Vice President and Chief Executive Officer of the Bank in 1991. He was first appointed as a bank officer to the position of Vice President and Senior Loan Officer in 1988. Prior to 1988, he was associated with a Washington County, Virginia bank for 15 years.

James T. Riffe (Age 54) was appointed Executive Vice President and Cashier of the Corporation in 1995 and Executive Vice President and Cashier of the Bank in 1991. His first officer position with the Bank was as Vice President and Cashier, to which he was appointed in 1986. He has been associated with various banks since 1975, including serving as vice president of a bank in Botetourt County, Virginia from 1981 to 1986.

Gary L. Dutton (Age 60) was appointed Senior Vice President and Senior Loan Officer of the Corporation in 1995 and Senior Vice President and Senior Loan Officer of the Bank in 1993. Prior to 1993, he was associated with a national bank operating in Washington County, Virginia.

SECURITY OWNERSHIP

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth information as of March 12, 2008 regarding the beneficial ownership of shares of Common Stock by (i) beneficial owners of more than 5% of the outstanding shares of Common Stock (both of whom are Directors of the Corporation), (ii) all Directors and nominees, (iii) the executive officers named in the “Summary Compensation Table” below, and (iv) all Directors and executive officers as a group. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.

	Common Stock
Name	Beneficially Owned	Percent of Class

Directors
William E. Chaffin (1)	50,165	*
E. Craig. Kendrick (2)	90,825	1.80%
Clydes B. Kiser (3)	61,440	1.22%
J. Carter Lambert (4)	106,741	2.11%
James D. Moore, Jr. (5)	539,108	10.67%
P.O. Box 1192
Abingdon, VA 24212
James D. Morefield (6)	242,650	4.80%
211 High Street
Abingdon, VA 24210
Charles P. Olinger (7)	33,034	*
William J. Singleton (8)	42,432	*
H. Ramsey White, Jr. (9)	68,652	1.36%

Named Executive Officers
Samuel L. Neese (10)	64,626	1.28%

	Common Stock
Name	Beneficially Owned	Percent of Class

James T. Riffe (11)	14,018	*
Gary L. Dutton (12)	23,558	*

Executive officers and Directors as a
group (12 persons)	1,336,916	26.46%

*Indicated holdings amount to less than 1% of the issued and outstanding shares of Common Stock.

(1)	Amount includes indirect ownership of 3,600 shares held solely in Mr. Chaffin’s spouse’s name and options to acquire 12,000 shares.

(2)	Amount includes indirect ownership of 72,404 shares held in Mr. Kendrick’s children’s names and options to acquire 12,000 shares.

(3)	Amount includes indirect ownership of 15,160 shares held solely in Mr. Kiser’s spouse’s name and options to acquire 16,000 shares.

(4)	Amount includes indirect ownership of 49,547 shares held solely in Mr. Lambert’s spouse’s name and options to acquire 9,200 shares.

(5)

Amount includes ownership of 289,134 shares held by the Dr. Moore in a self-directed IRA, indirect ownership of 30,664 shares held solely in Dr. Moore’s spouse’s name and options to acquire 8,000 shares.

(6)

Amount includes indirect ownership of 44,384 shares held solely in Mr. Morefield’s spouse’s name, ownership of 64,368 shares held in the names of Mr. Morefield’s children, ownership of 53,556 shares held by Mr. Morefield in a self-directed IRA and options to acquire 14,000 shares.

(7)	Amount includes indirect ownership of 17,034 shares held solely in Mr. Olinger’s spouse’s name and options to acquire 12,000 shares.

(8)	Amount includes indirect ownership of 13,216 shares held solely in Mr. Singleton’s spouse’s name and options to acquire 16,000 shares.

(9)

Amount includes indirect ownership of 1,235 shares held by Dr. White in a custodial relationship, indirect ownership of 11,080 shares held by Dr. White’s spouse in a self-directed IRA and options to acquire 12,000 shares.

(10)	Amount includes options to acquire 18,000 shares.

(11)	Amount includes options to acquire 12,000 shares.

(12)	Amount includes options to acquire 13,800 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Corporation’s Directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission (“SEC”) reports of ownership and changes in ownership of Common Stock. Directors and executive officers are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports furnished to the Corporation or written representation that no other reports were required, the Corporation believes that, during fiscal year 2007, all filing requirements applicable to its officers and Directors were complied with.

CORPORATE GOVERNANCE AND

THE BOARD OF DIRECTORS

The Board of Directors and its Committees

Meetings of the Board of Directors are held regularly each month, and there is also an organizational meeting following the conclusion of the Annual Meeting of Shareholders. The Board of Directors held 12 meetings in the year ended December 31, 2007. No Director attended fewer than 75 percent of the total number of meetings of the Board of Directors and meetings held by all committees of the Board of Directors on which he served.

The Board of Directors has determined that the following eight individuals of its nine members are independent as defined by the listing standards of the Nasdaq Stock Market: E. Craig Kendrick, Clydes B. Kiser, J. Carter Lambert, James D. Moore, Jr., James D. Morefield, Charles P. Olinger, William J. Singleton and H. Ramsey White, Jr. In reaching this conclusion, the Board considered that the Corporation and its subsidiary bank conduct business with companies of which certain members of the Board or members of their immediate families are or were directors or officers. The Board considered specifically the following transactions between the Corporation and certain of its directors to determine whether such director was independent under the above standards:

•	the Corporation has retained William E. Chaffin as a technology consultant, which relationship impairs his independence; and

•	the Corporation buys furniture from two stores of which Mr. Kiser is an equity owner.

Additional information on these transactions is discussed below under “Transactions with Related Parties.”

The Board of Directors has an Audit Committee, a Nominating Committee and a Compensation Committee.

Audit Committee

The Audit Committee consists of Messrs. Kendrick, Lambert, Olinger and White. The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and, together with Management, for the establishment, and the assurance of the adherence to, a system of internal controls. It reviews and accepts the reports of the Corporation’s internal audit department, its independent auditors and federal and state examiners. The Audit Committee of the Board also has the responsibility to review significant conflicts of interest involving directors or executive officers. The Audit Committee of the Board of Directors met five times during the year ended December 31, 2007. Additional information with respect to the Audit Committee is discussed below under “Audit Information.”

The Board of Directors has determined that Mr. Olinger, a member of the Audit Committee, is qualified as an audit committee financial expert as that term is defined in the rules of the SEC. Each member of the Audit Committee is independent, as independence for audit committee members is defined in the listing standards of the Nasdaq Stock Market and the rules of the SEC.

The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee Charter was included as Appendix A to the proxy statement for the 2006 annual meeting of shareholders.

Nominating Committee

The Nominating Committee consists of Messrs. Kiser, Lambert, Morefield and Olinger. The Nominating Committee is responsible for making recommendations to the Board of Directors as to its size and composition, and evaluating and recommending to the Board of Directors candidates for election as directors at the Corporation’s annual meetings. The Board of Directors has adopted a written charter for the Nominating Committee. The Nominating Committee Charter was included as Appendix A to the proxy statement for the 2007 Annual Meeting of shareholders. Each member of the Nominating Committee is independent, as independence for nominating committee members is defined in the listing standards of the Nasdaq Stock Market. The Nominating Committee of the Board of Directors met one time during the year ended December 31, 2007. The Nominating Committee met on February 13, 2008 and nominated a slate of nine directors which is composed of the existing directors of the Corporation.

The Nominating Committee has not adopted specific minimum qualifications that it believes must be met by a person it recommends for nomination as a director. In evaluating candidates for nomination, the Nominating Committee will consider the factors it believes to be appropriate, which would generally include the candidate’s personal and professional integrity, business judgment, relevant experience and skills, and potential to be an effective director in conjunction with the rest of the Board of Directors in collectively serving the long-term interests of the Corporation’s shareholders. Although the Nominating Committee has the authority to retain a search firm to assist it in identifying director candidates, there has to date been no need to employ a search firm. The Nominating Committee does not evaluate potential nominees for director differently based on whether they are recommended to the Nominating Committee by a shareholder. The Nominating Committee will consider recommendations from shareholders both informally and, as described below, formally.

The following describes how the Committee goes about evaluating and selecting prospective candidates for membership on the Board of Directors:

•

In evaluating a candidate for recommendation as a director nominee, the Committee shall consider such matters as it deems appropriate, including the candidates personal and professional integrity, business judgment, relevant experience and skills, and potential to be an effective director in conjunction with the full Board of Directors in collectively serving the long-term interest of the Corporation’s shareholders. Candidates may be interviewed by the Committee where it deems it appropriate.

•

The Committee shall consider director candidates recommended by the holders of the Corporation’s common stock. Recommendations by security holders should be submitted to the Committee in accordance with the Bylaws of the Corporation.

•

The Committee shall have discretion and authority to retain any search firm to assist in identifying director candidates, retain outside counsel or any other internal or external advisors, and approve all related fees and retention terms.

Shareholders who themselves wish to effectively nominate a person for election to the Board of Directors, as contrasted with recommending a potential nominee to the Nominating Committee for its consideration, are required to comply with the advance notice and other requirements set forth in the Corporation’s Articles of Incorporation. See “Proposals for 2009 Annual Meeting of Shareholders.”

Personnel and Compensation Committee

The Personnel and Compensation Committee consists of Messrs. Kiser, Lambert, Morefield, Olinger and White. The Compensation Committee is responsible for making recommendations to the Board of Directors concerning compensation for the Corporation’s executive officers. It is the responsibility of the Compensation Committee to establish a framework for a competitive compensation package for the CEO and COO that adequately rewards performance and provides incentives for retention. In carrying out its responsibilities, the Compensation Committee considers the following: (1) the performance and effectiveness of the executive officers; (2) the need to retain competent and effective management personnel; (3) competitive terms and levels of compensation relative to other companies of comparable size and operation within the commercial banking industry; (4) comparative performance of the CEO and COO as benchmarked against peer groups of comparable commercial banks; and (5) the achievement of overall corporate goals.

The Committee establishes current compensation based primarily on review of competitive salary practices by similarly sized banking organizations, locally and nationally, giving appropriate weight to regional differences in cost of living and contrasting relative performance of the Corporation and the designated peer group. In performing this analysis, the Committee utilized the Virginia Bankers’ Association Salary Survey and compensation data from other specifically identified banking peers. The compensation of Samuel L. Neese, the Corporation’s chief executive officer, and James T. Riffe, the Corporation’s chief operations officer, is determined in accordance with this plan. The Personnel and Compensation Committee approve the other named executive officers compensation as recommended to them by Mr. Neese and Mr. Riffe.

Executive officer compensation generally consists of salary, participation in the Corporation’s 401(k) Plan, economic benefit attributable to the Bank’s Death Benefit Only Plan, stock options granted under the Corporation’s non-qualified stock option plan and equity compensation plan and fees received for serving on the subsidiary bank’s board of directors as reflected in the “Summary Compensation Table.” Bonuses are at the discretion of the Compensation Committee and the Board of Directors and are indirectly related to the Corporation’s annual performance. The named executive officers typically receive compensation in all of the above forms.

Each member of the Compensation Committee is independent, as independence for compensation committee members is defined in the listing standards of the Nasdaq Stock Market. The Compensation Committee does not have a formal charter. The Compensation Committee met two times during the year ended December 31, 2007. Additional information with respect to the Compensation Committee is discussed below in “Executive Compensation.”

Annual Meeting Attendance

The Corporation encourages members of the Board of Directors to attend the Annual Meeting of shareholders. All of the directors attended the 2007 annual meeting.

Communications with Directors

Any director may be contacted by writing to him c/o Highlands Bankshares, Inc., 340 West Main Street, Abingdon, Virginia 24210. Communications to the non-management directors as a group may be sent to the same address, c/o the Secretary of the Corporation. The Corporation promptly forwards, without screening, all such correspondence to the indicated directors.

Code of Ethics

The Board of Directors has approved a Code of Ethics for the Corporation’s senior officers who have financial responsibilities. The Code of Ethics is designed to promote honest and ethical conduct, proper disclosure of financial information in the Corporation’s periodic reports, and compliance with applicable laws, rules and regulations by the Corporation’s senior officers who have financial responsibilities. The Code of Ethics is available on the Corporation’s web page at www.hubank.com. The Corporation’s subsidiary bank has a Code of Ethics and Standards of Conduct for all officers and employees.

EXECUTIVE COMPENSATION TABLES

In the tables and discussion below, we summarize the compensation earned during 2007 and 2006 by our named executive officers (1) our chief executive officer, (2) our chief operations officer and, (3) our senior loan officer, collectively referred to as the named executive officers. During the years presented, we did not pay any of the named executive officers in the form of stock awards, option awards or non-equity incentive plan compensation. Also, we do not maintain a pension or nonqualified deferred compensation plan.

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)	Total Compensation ($)

Samuel L. Neese Executive Vice President and Chief Executive Officer	2007 2006	$ 185,598 $ 176,760	$ 500 $ 0	$ 31,998[1] $ 30,673	$ 218,096 $ 207,433

James T. Riffe Executive Vice President and Chief Operations Officer	2007 2006	$ 165,083 $ 157,222	$ 500 $ 0	$ 28,440[2] $ 27,313	$ 194,023 $ 184,535

Gary L. Dutton Senior Vice President and Senior Loan Officer	2007 2006	$ 124,141 $ 118,110	$ 500 $ 0	$ 17,351[3] $ 16,201	$ 141,992 $ 134,311

_________________________

  1Includes board compensation fees of $16,750 and $15,850 for 2007 and 2006, respectively; a matching contribution by the Corporation into the 401(k) Savings Plan of $9,284 and $9,004 for 2007 and 2006, respectively; country club dues paid by the Corporation of $1,800 for both 2007 and 2006; imputed value of group term life insurance coverage in excess of $50,000 paid by the Corporation of $3,488 and $3,313 for 2007 and 2006 respectively; bank owned life insurance economic benefit of $676 and $608 for 2007 and 2006, respectively; and, Christmas gifts of $0 and $99 for 2007 and 2006, respectively.

  2Includes board compensation fees of $16,750 and $15,850 for 2007 and 2006, respectively; a matching contribution by the Corporation into the 401(k) Savings Plan of $7,431 and $7,164 for 2007 and 2006, respectively; country club dues paid by the Corporation of $1,800 for both 2007 and 2006; imputed value of group term life insurance coverage in excess of $50,000 paid by the Corporation of $1,985 and $1,533 for 2007 and 2006 respectively; bank owned life insurance economic benefit of $475 and $416 for 2007 and 2006, respectively; and, Christmas gifts of $0 and $99 for 2007 and 2006, respectively.

  3Includes board compensation fees of $6,000 for both 2007 and 2006; a matching contribution by the Corporation into the 401(k) Savings Plan of $6,210 and $5,982 for 2007 and 2006, respectively; country club dues paid by the Corporation of $1,800 for both 2007 and 2006; imputed value of group term life insurance coverage in excess of $50,000 paid by the Corporation of $2,495 and $1,533 for 2007 and 2006, respectively; bank owned life insurance economic benefit of $846 and $788 for 2007 and 2006, respectively; and, Christmas gifts of $0 and $99 for 2007 and 2006, respectively.

No stock options or other stock-based awards were granted to any of the Corporation’s or the Bank’s employees during the fiscal year ended December 31, 2007.

The following table shows the unexercised stock options held at the end of fiscal year 2007 by the executive officers named in the Summary Compensation Table. There are no other forms of equity compensation outstanding at the end of 2007.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable[4]	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)

Samuel L. Neese	2,000	0	$ 7.50	07/08/08	0
	2,000	0	$ 7.75	12/09/08	0
	2,000	0	$ 9.50	07/14/09	0
	2,000	0	$ 12.50	07/12/10	0
	2,000	0	$ 12.50	07/11/11	0
	2,000	0	$ 13.00	07/10/12	0
	2,000	0	$ 13.00	08/13/13	0
	2,000	0	$ 14.50	07/14/14	0
	2,000	0	$ 15.00	06/08/15	0

James T. Riffe	2,000	0	$ 12.50	07/12/10	0
	2,000	0	$ 12.50	07/11/11	0
	2,000	0	$ 13.00	07/10/12	0
	2,000	0	$ 13.00	08/13/13	0
	2,000	0	$ 14.50	07/14/14	0
	2,000	0	$ 15.00	06/08/15	0

Gary L. Dutton	1,400	0	$ 7.50	07/08/08	0
	1,400	0	$ 7.75	12/09/08	0
	1,500	0	$ 9.50	07/14/09	0
	1,500	0	$ 12.50	07/12/10	0
	1,500	0	$ 12.50	07/11/11	0
	1,500	0	$ 13.00	07/10/12	0
	1,600	0	$ 13.00	08/13/13	0
	1,600	0	$ 14.50	07/14/14	0
	1,800	0	$ 15.00	06/08/15	0

_________________________

  4 These nonqualified stock options were 100% vested upon grant and are immediately exercisable by the grantee

Employment Agreements and Benefit Plans

Employment Agreements.   The Corporation has no employment agreements with any of the named executive officers.

               Survivor Benefit Agreements.  The Corporation has placed life insurance contracts on the named executive officers, qualifying directors and certain other officers through Bank Owned Life Insurance. The Corporation entered into separate survivor benefit agreements with those covered individuals. Under the survivor benefit agreements if the covered individual were to die, under qualifying conditions, while employed by the Corporation the covered individuals’ beneficiary(ies) would receive a lump sum payment from the proceeds of the bank owned life insurance proceeds. These agreements provide for survivor benefit payments of $250,000 to Mr. Neese, Mr. Dutton and Mr. Riffe’s beneficiaries.

Employee Benefit Plans.   The Corporation provides a benefit program, which includes health and dental insurance, life and long term and short-term disability insurance, a 401(k) plan for substantially all full time employees. The Corporation also has adopted the 2006 Equity Compensation Plan.

401(k)  profit sharing plan.   The Bank has a 401(k) savings plan available to substantially all employees meeting minimum eligibility requirements. The Bank makes a discretionary 2% profit sharing contribution to all employees exclusive of employee contributions and employer matching. Employees may elect to make voluntary contributions to the plan up to 15% of their base pay. In addition to the 2% profit sharing contribution, the Bank matches 50% of the employee’s initial 6% contribution; therefore, the maximum employer matching contribution per employee could be 3% of base pay. The Corporation made $313,420 in contributions to the 401(k) Plan in 2007.

Deferred Compensation Plan.   On January 8, 1997, the Board of Directors of the Bank approved the Highlands Union Bank Rabbi Trust Deferred Compensation Plan (the “Rabbi Trust Plan”). The Rabbi Trust Plan was effective January 1, 1997 for directors of the Bank. The purpose of the Rabbi Trust Plan is to allow participants an opportunity to elect to defer the receipt of compensation. Compensation eligible for deferral includes director’s annual retainer and monthly board fees.

Equity Compensation Plan.   In 1996, Highlands Bankshares, Inc. adopted a non-qualified stock incentive option plan, for key employees, officers, and directors (the "1996 Option Plan"). As of December 31, 2007, the Corporation had options for the purchase of 314,321 shares of common stock issued and outstanding under the 1996 Option Plan. In 2006, the Board of Directors adopted a similar Equity Compensation Plan (the "2006 Plan") to replace the 1996 Option Plan. The 2006 Plan provides for the granting of nonqualified stock options, stock appreciation rights, stock awards and stock units. Under the plan, the Corporation may grant options to its directors, officers and employees for up to 200,000 shares of common stock. The Corporation did not grant any options during the years ended December 31, 2006 or 2007.

Under the 2006 Plan, the exercise price of each option equals the market price of the Corporation’s stock on the date of grant and an option’s maximum term is ten years. Option exercise prices are determined by the Board of Directors based on recent open market sales, but shall not be less than the greater of the par value of such stock or 100% of the book value of such stock as shown by the Corporation’s last published statement prior to granting of the option.

Directors’ Compensation

During 2007, the directors of the Bank received monthly board fees totaling $7,500 as well as $9,250 for an annual retainer. The directors did not receive any compensation for the Corporation’s Board of Directors or its committee meetings. Directors may elect to defer receipt of director fees and bonus under the Highlands Union Bank Rabbi Trust Deferred Compensation Plan, discussed above.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation	Total

William E. Chaffin	$16,750	N/A	N/A	N/A	N/A	$ -	$ 16,750
E. Craig Kendrick	$16,750	N/A	N/A	N/A	N/A	$ -	$ 16,750
Clydes B. Kiser	$16,750	N/A	N/A	N/A	N/A	$ -	$ 16,750
J. Carter Lambert	$16,750	N/A	N/A	N/A	N/A	$ -	$ 16,750
James D. Morefield	$16,750	N/A	N/A	N/A	N/A	$ -	$ 16,750
James D. Moore, Jr.	$16,750	N/A	N/A	N/A	N/A	$ -	$ 16,750
Charles P. Olinger	$16,750	N/A	N/A	N/A	N/A	$ -	$ 16,750
William J. Singleton	$16,750	N/A	N/A	N/A	N/A	$ -	$ 16,750
H. Ramsey White, Jr.	$16,750	N/A	N/A	N/A	N/A	$ -	$ 16,750

The fees paid for director board meetings and committee meetings are based on comparable amounts paid by other financial institutions in the Corporation’s geographic market area.

Historically, members of the Board of Directors of the Corporation also receive options to acquire shares of common stock. The Corporation’s 1996 Nonqualified Stock Option Plan expired in 2005 and a new Equity Compensation Plan was approved in October 2006. No director received options to acquire shares of common stock under the new plan during 2006 or 2007.

The Bank provides a Death Benefit Only Plan (the “Plan”) to the following Directors: Messrs. Chaffin, Kendrick, Kiser, Lambert, Moore, Morefield, Olinger and White. The Plan provides a death benefit of $100,000. The death benefit is subject to income tax when received, and is tax-deductible to the Bank. The Bank has purchased life insurance policies that are intended to provide the funds to pay this benefit.

TRANSACTIONS WITH RELATED PARTIES

Some of the Directors and officers of the Corporation and some of the corporations and firms with which these individuals are associated are also customers of the Corporation and its subsidiaries in the ordinary course of business, or are indebted to the Corporation with respect to loans, and it is anticipated that some of the persons, corporations and firms will continue to be customers of, and indebted to, the Corporation on a similar basis in the future. All loans extended to such persons, corporations and firms were made in the ordinary course of business, did not involve more than normal collection risk or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Corporation transactions with unaffiliated persons. No such loan as of December 31, 2007 was non-accruing, past due or restructured.

Management is not aware of any arrangements that may at a subsequent date result in a change in control of the Corporation.

Management of the Corporation is not aware of any material proceedings to which any Director, officer or affiliate of the Corporation, any owner of record or beneficial owner of more than five percent of the common stock, or any associate of any such Director, officer, affiliate or shareholder, is a party adverse to the Corporation or has a material interest adverse to the Corporation.

In the normal course of business, the Corporation conducts arms length business transactions with some of its related parties. The Corporation is required to disclose those transactions that exceed 5% of its or the related party’s gross sales.

During 2007, the Corporation retained William E. Chaffin, a Director, as a technology consultant due to his expertise. The Corporation paid Mr. Chaffin $130,000 in retainers for his consulting services during 2007. Mr. Chaffin also supplies the Corporation with some of its technology hardware, software and related periphery items through his company, Chaffin & Company. During 2007, the Corporation paid $9,655 to Chaffin & Company for the purchase of computer hardware, software and related periphery items. The terms of these transactions were substantially similar to the terms of similar purchases that are the result of “arms length” negotiations between unrelated parties, and the prices involved were comparable to current market rates at that time.

During 2007, the Corporation paid Kiser Furniture and The Office Place, both businesses with which director Clydes B. Kiser is affiliated through equity ownership, for office supplies and furniture. Payments to Kiser Furniture in 2007 totaled $38,799 and payments to The Office Place in 2007 totaled $215,923.

The Corporation has not adopted a formal policy that covers the review and approval of related person transactions by the Board of Directors. The Board, however, does review all such transactions that are proposed to it for approval. During such a review, the Board will consider, among other things, the related person’s relationship to the Corporation, the facts and circumstances of the proposed transaction, the aggregate dollar amount of the transaction, the related person’s relationship to the transaction and any other material information. The Audit Committee of the Board also has the responsibility to review significant conflicts of interest involving directors or executive officers.

All expenditures to related parties are pre-approved by senior officers and are ratified monthly by the Board of Directors.

APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed Brown, Edwards & Company, L.L.P. (“Brown Edwards”) to perform the audit of the Corporation’s financial statements for the year ending December 31, 2007. Brown Edwards has acted as the Corporation’s auditors for 2007 and as the Bank’s auditors for the past 21 years and has reported on financial statements during those periods. Representatives from Brown Edwards will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from shareholders.

AUDIT INFORMATION

Services and Fees

As the Corporation’s independent registered accounting firm for 2007, Brown Edwards provided various audit and non-audit services for which the Corporation was billed for fees as further described below. None of the hours expended on Brown Edwards’ audit of the Corporation’s financial statements were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees. The Audit Committee has considered whether Brown Edwards’ provision of non-audit services is compatible with maintaining its independence.

Audit Fees

The aggregate fees billed by Brown Edwards for professional services rendered for the audit of the Corporation’s annual financial statements for the fiscal years ended December 31, 2007 and 2006, and for the review of the financial statements included in the Corporation’s Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $80,000 for 2007 and $76,700 for 2006.

Audit Related Fees

The aggregate fees billed by Brown Edwards for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and not reported under the heading “Audit Fees” above for the fiscal years ended December 31, 2007 and 2006 were $9,450 and $15,000, respectively. During 2007 and 2006, these services included an audit of the Corporation’s 401(k) retirement plan.

Tax Fees

The aggregate fees billed by Brown Edwards for professional services for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2007 and 2006 were $10,500 and $10,000, respectively. During 2007 and 2006, these services included the preparation of federal and state tax returns.

All Other Fees

During 2007, the aggregate fees billed by Brown Edwards for unplanned client assistance totaled $4,142. There were no other fees billed by Brown Edwards during 2006.

Pre-Approved Policies and Procedures

All services not related to the annual audit and quarterly review of the Corporation’s financial statements, as described above, were pre-approved by the Audit Committee, which concluded that the provision of such services by Brown Edwards was compatible with the maintenance of that firms’ independence in the conduct of their auditing functions.

Audit Committee Report

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Corporation’s accounting functions and internal controls. The Audit Committee is composed of independent directors, and acts under a written charter adopted and approved by the Board of Directors. Each of the members of the Audit Committee is independent as defined by the Corporation’s policy and by the Nasdaq Stock Market’s listing standards.

The responsibilities of the Audit Committee include selecting and retaining an accounting firm to be engaged as the Corporation’s independent accountants. Additionally, and as appropriate, the Audit

Committee reviews and evaluates, and discusses and consults with the Corporation’s management, the Corporation’s internal audit personnel and the independent accountant regarding, the following:

•	The plan for, and independent accountants’ report on, each audit of the Corporation’s financial statements.

•

The Corporation’s financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission, the Board of Governors of the Federal Reserve System and the Virginia Bureau of Financial Institutions or sent to shareholders.

•	Changes in the Corporation’s accounting practices, principles, controls or methodologies, or in the Corporation’s financial statements.

•	Significant developments in accounting rules.

•	The adequacy of the Corporation’s internal accounting controls, and accounting, financial and auditing personnel.

•	Identifying and resolving conflicts of interest.

The Audit Committee is responsible for recommending to the Board that the Corporation’s financial statements be included in the Corporation’s annual report. The Committee took a number of steps in making this recommendation for 2007. First, the Audit Committee discussed with Brown, Edwards & Company, L.L.P., the Corporation’s independent accountant for 2007, those matters that the accountant communicated to and discussed with the Audit Committee under applicable auditing standards, including the matters to be discussed by Statement on Auditing Standards No. 61, as amended, and information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed Brown, Edwards & Company, L.L.P.’s independence with them and received a letter from them concerning independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and related guidance for auditors of public companies. This discussion and disclosure informed the Audit Committee of Brown, Edwards & Company, L.L.P.’s independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed with the Corporation’s management and Brown, Edwards & Company, L.L.P. the Corporation’s audited consolidated balance sheets at December 31, 2007 and 2006 and consolidated statements of income, cash flows and stockholders’ equity for the two years ended December 31, 2007. Based on the discussions with Brown, Edwards & Company, L.L.P., and management concerning the audit, the independence discussions, and the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that these financial statements be included in the Corporation’s 2007 Annual Report on Form 10-K.

Audit Committee

E. Craig Kendrick

J. Carter Lambert

Charles P. Olinger

H. Ramsey White, Jr.

PROPOSALS FOR 2009 ANNUAL MEETING OF SHAREHOLDERS

Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2009 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Corporation’s principal executive offices at 340 West Main Street, Abingdon, Virginia 24210, no later than December 3, 2008, in order for the proposal to be considered for inclusion in the Corporation’s Proxy Statement for that meeting. The Corporation presently anticipates holding the 2009 annual meeting of shareholders on May 13, 2009.

The Corporation’s Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the proxy statement process. For a shareholder to nominate a candidate for director at the 2009 annual meeting of shareholders, notice of nomination must be received by the Secretary of the Corporation not less than 60 days and not more than 90 days prior to the date of the 2009 annual meeting. The notice must describe various matters regarding the nominee and the shareholder giving the notice. For a shareholder to bring other business before the 2009 annual meeting of shareholders, notice must be received by the Secretary of the Corporation not less than 60 days and not more than 90 days prior to the date of the 2009 annual meeting. The notice must include a description of the proposed business, the reasons therefore, and other specified matters. Any shareholder may obtain a copy of the Corporation’s Bylaws, without charge, upon written request to the Secretary of the Corporation. Based upon an anticipated date of May 13, 2009 for the 2009 annual meeting of shareholders, the Corporation must receive any notice of nomination or other business no later than March 14, 2009 and no earlier than February 13, 2009.

ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of the Corporation’s Annual Report to Shareholders for the year ended December 31, 2007 accompanies this Proxy Statement. Additional copies may be obtained without charge by written request to the Secretary of the Corporation at the address indicated below. Such Annual Report is not part of the proxy solicitation materials.

UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF SHARES OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, THE CORPORATION WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO ROBERT M. LITTLE, JR., SECRETARY, HIGHLANDS BANKSHARES, INC., 340 WEST MAIN STREET, ABINGDON, VIRGINIA 24210. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

OTHER MATTERS

The Board of Directors of the Corporation is not aware of any other matters that may come before the Annual Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Annual Meeting.

HIGHLANDS BANKSHARES, INC.

340 West Main Street, Abingdon, Virginia 24210

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby constitutes J.D. Morefield, James D. Moore, Jr. and J. Carter Lambert or any of them, attorneys and proxies, with power of substitution in each, to act for the undersigned with respect to all shares of Common Stock of Highlands Bankshares, Inc. (the “Corporation”) held of record by the undersigned on March 12, 2008 at the Annual Meeting of Stockholders to be held at the Southwest Virginia Higher Education Center ballroom on the campus of Virginia Highlands Community College, One Partnership Circle, Abingdon, Virginia on May 14, 2008, at 7:00 p.m., or any adjournment thereof, for the following purposes:

1.	Election of Directors	FOR all nominees listed below	WITHHOLD AUTHORITY to vote for all nominees
(except as marked to the contrary)

(INSTRUCTION: To withhold authority to vote for any individual nominee, write such nominee’s name on the line below)

William E. Chaffin	E. Craig Kendrick	Clydes B. Kiser
J. Carter Lambert	James D. Moore, Jr.	J.D. Morefield
Charles P. Olinger	William J. Singleton	H. Ramsey White, Jr.

2.	In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.

(Continued and to be signed and dated on the reverse side and returned promptly in the enclosed envelope.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION OF DIRECTORS LISTED IN ITEM 1.

Please sign name exactly as it appears on the stock certificate. All owners should sign. Fiduciaries should give full title.

_______________________________________________
Signature
_______________________________________________
Date
_______________________________________________
Signature
_______________________________________________
Date

I plan________________, do not plan___________________, to
attend the 2008 Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
SHEET PROMPTLY.